Exhibit 99.1

2019 INVESTOR PRESENTATION

FORWARD-LOOKING STATEMENTS 2 This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following factors: ability to execute our business strategy; business and economic conditions; effects of a government shutdown; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in the economy or supply-demand imbalances affecting local real estate values; changes in consumer spending, borrowings and savings habits; the Company’s inability to negotiate our fees with investors for the purchase of our loans, our obligation to indemnify purchasers or to repurchase the related loans, higher rate of delinquencies and defaults as a result of the geographic concentration of our servicing portfolio, or the impact of interest rates on the value of our mortgage servicing rights; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions, consolidations or other expansion opportunities; the Company's ability to realize anticipated benefits from enhancements or updates to its core operating systems from time to time without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third-party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the effects of tax legislation or challenges to our tax position; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; changes in the Company’s management personnel and the Company’s continued ability to attract, hire and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and reporting system and procedures; regulatory limitations on dividends from the Company's bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; a cyber-security incident, data breach or a failure of a key information technology system; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information: This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports.

ABOUT NON-GAAP FINANCIAL MEASURES Certain of the financial measures and ratios we present, including “average tangible assets,” “return on average tangible assets,” “average tangible common equity,” “return on average tangible common equity,” “non-interest expense to average assets, adjusted,” “adjusted non-interest expense,” “adjusted efficiency ratio,” “adjusted net income,” “adjusted earnings per share - diluted,” “adjusted return on average tangible assets,” “adjusted return on average tangible common equity,” and “fully taxable equivalent” metrics, are supplemental measures that are not required by, nor presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results or by presenting certain metrics on a fully taxable equivalent basis. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present and future periods. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non- GAAP financial measures alone as measures of our performance. The non- GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non- GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures is included in the appendix. 3

4 COMPANY OVERVIEW

COMPANY HIGHLIGHTS 5 • Effective execution of client-centered and relationship- based strategies focused on small-to-medium sized businesses and individuals. • Highly granular, well diversified loan portfolio - well positioned to absorb future economic stress while providing excellent risk-adjusted returns. • Attractive deposit base – focused on growing low-cost transaction accounts. • Opportunistic and disciplined manager of capital – dividend, share repurchase and selective M&A. • Operate in strong markets that outperform national averages. • Experienced, respected and accomplished management team and board of directors. • Delivered 53.9% in total shareholder return since our last share buyback in October 2016. INVESTMENT HIGHLIGHTS Headquarters Denver, CO Banking Centers 101 Listing NYSE: NBHC BALANCE SHEET 4Q19 Total Assets (mm) $5,896 Total Loans (mm) $4,415 Total Deposits (mm) $4,737 KEY RATIOS 2019 ROATA 1.42% ROATCE 13.07% Loan / Deposit Ratio 93.2% Efficiency Ratio FTE 61.2% Net Interest Margin FTE 3.93% Tier 1 Leverage 11.04%

EFFECTIVE COVERAGE IN ATTRACTIVE MARKETS

Community Banks of Colorado
Where common sense lives.

- 48 banking centers
  - Front Range contributed 96% of Colorado's population growth between 2010 and 2015[1]
  - Denver #2 Best Places to Live (*U.S. News*)
  - Colorado Springs #3 Best Places to live (*U.S. News*)
  - #1 in 'Best Economy' States (*U.S. News*)
  - #1 in Labor Supply (*Forbes*)
  - #9 Best State for Business (*Forbes*)



UT
CO
KS
MO
NM
TX
Salt Lake City
Fort Collins
Denver
Colorado Springs
Lawrence
Kansas City
Taos
Albuquerque
Dallas
Austin
NBHC Banking Center Location

Hillcrest Bank
Where common sense lives.

- 2 commercial banking locations in Texas
- 1 banking center in Utah
- 6 banking centers in New Mexico
  - Dallas: #3 Fastest Growing City (*U.S. Census Bureau*)
  - Austin: #1 Best Places to Live (*U.S. News*)
  - Utah: #3 Best State for Business (*Forbes*)
  - Utah: #2 in 'Best Economy' States (*U.S. News*)

Bank Midwest
Where common sense lives.

- 44 banking centers
  - Overland Park, KS - central hub for the #1 county in Kansas by household income and projected population growth[2]
  - Kansas City, MO #11 Best City for Jobs (*CBS MoneyWatch*)
  - Overland Park, KS #11 on "2018 Top 100 Best Places to Live" (*Livability*)

(1) Colorado State Demography Office – "Colorado's 2016 Population & Economic Overview"
(2) Ranking based on aggregate population growth for 2019-2024

National Bank Holdings Corporation

6

OUR MARKETS OUTPERFORM NATIONAL AVERAGES

✔ Equal or better than U.S. average

	U.S.	Denver, CO	CO Front Range	Kansas City, MO	Salt Lake City, UT	Dallas/Austin, TX
2020 Population (mm)	330.3	3.0	4.8	2.2	1.2	9.9
Projected Population 5yr CAGR ('20-'25E)	0.6%	✔ 1.3%	✔ 1.4%	✔ 0.6%	✔ 1.3%	✔ 1.5%
2020 Median Household Income	$66.0K	✔ $83.8K	✔ $80.9K	✔ $69.7K	✔ $78.8K	✔ $75.2K
Projected Household Income Growth	9.9%	✔ 12.3%	✔ 12.0%	✔ 10.0%	✔ 13.2%	✔ 11.1%
# of Businesses (000s)	-	114.9	182.7	76.0	43.2	309.0
Unemployment Rate (December-19)	3.5%	✔ 2.5%	✔ 2.5%	✔ 3.2%	✔ 2.3%	✔ 3.0%
2018 Real GDP per Capita	$56.3K	✔ $73.0K	✔ $68.2K	✔ $61.9K	✔ $77.1K	✔ $67.9K
Real GDP 5yr CAGR ('13-'18)	4.2%	✔ 4.4%	✔ 5.6%	2.8%	✔ 5.7%	3.4%
Home Price Index 5yr Δ[(2)]	32.9%	✔ 56.6%	✔ 54.9%	✔ 35.8%	✔ 48.2%	✔ 48.4%
Building Permit 5yr CAGR ('13-'18)	6.0%	✔ 7.2%	✔ 8.7%	5.3%	✔ 9.5%	✔ 10.1%
Branch Penetration (per 100k people)	25.9	✔ 20.9	✔ 21.4	31.6	✔ 15.3	✔ 20.8
Top 3 Combined Deposit Market Share	57%[(3)]	✔ 53%	✔ 51%	✔ 44%	77%	58%

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis
Note: "Front Range" statistics (which include Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs) and "Dallas/Austin, TX" statistics include populated weighted values. Deposit data as of 31-Dec-19. For the "Front Range" and "Dallas/Austin, TX", unemployment is based on a weighted average unemployment and 2019 population for each MSA.
(1)HHI projections based on current dollar values (inflation adjusted)
(2)FHFA home price index based on quarterly all-transaction data as of 9-30-2019
(3)Based on U.S. Top 20 MSAs, population weighted (determined by population)

National Bank Holdings CORPORATION

7

OUR BUSINESS MODEL DRIVES A DIFFERENTIATED CLIENT EXPERIENCE 8 Retail Banking Commercial Banking .. Consultative approach to serving clients by a team of bankers who build relationships by providing solutions that enable client success .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists .. Industry specific specialist banking teams in addition to generalist banking teams .. A broad array of mortgage solutions to meet client needs .. Meaningful scale to meet client needs in an expedient fashion .. A focus on helping clients purchase homes—business model built with majority purchase volume driven financing Residential Banking We are committed to delivering on our Common Sense approach to banking, which is driven by building relationships that are based on fairness and simplicity. Bankers are held accountable for direct contribution to profitability, including retention of clients and credit quality. Digital Wallet Mobile Banking Online Banking Debit Cards Health Savings Accounts Merchant Services Fraud Prevention Business Banking .. Clients are served by local bankers who take the time to know their business in the markets they operate .. Full suite of treasury management and depository products delivered by dedicated treasury management specialists Continuing investment in technology and products to make client access convenient and simple .. Exceptional and personal service for all clients with a clear understanding of client needs in order to deliver value .. Focus on building relationships, not acquiring accounts

9 INVESTMENT HIGHLIGHTS

FINANCIAL GOALS - WE ARE RAISING THE BAR 10 Financial Performance Goals Original Targets Long Term Targets 2019 Results Assets ~$6bn - $8bn ~$6bn - $8bn $6bn ROATA > 1.00% > 1.50% 1.42% ROATCE 12% - 14% 14% - 15% 13% Dividend Payout Ratio 30% 30 - 40% 29% Efficiency Ratio < 60% < 60% 61% Tier 1 Leverage 9% 9% 11%

CAPITAL DEPLOYMENT DRIVES OUTSIZED SHAREHOLDER RETURNS 11 Organic Growth $ 0.4 $ 4.1 4Q12 4Q19 NBHC Originated Loans on Balance Sheet M&A Capital Return .. Since early 2013, we have repurchased 52%, totaling $534mm, of our shares at a weighted-average price of $20.03. .. Increased cash dividend 122% over the past two years. Source: SNL Financial/Bloomberg 1 This chart presents a comparison of NBHC’s performance to the indices named above. It reflects the total return percentage of a share purchased on October 19, 2016 (the date of NBHC’s last share buyback), with dividends reinvested, through January 28, 2020. 2 Past results are not a guarantee of future performance. 53.9% 41.7% 28.2% FDIC-Assisted .. Realized life-to- date economic benefit of an accretable yield increase totaling $299mm. Open Market .. Realized TBV earnback < two years and IRR >20% for Pine River and Peoples transactions. ($ in billions)

0.57% 0.38% 1.15% 1.42% 0.44% 0.11% 2016 2017 2018 2019 Non-Adjusted Adjustments CONSISTENT PROGRESS TOWARDS LONG-TERM PROFITABILITY TARGETS 12 Steady growth • Total loan originations of $1.2 billion for the second consecutive year. • Originated and acquired(2) loans grew 8.5%, 4Q19 over 4Q18, due to organic loan growth. • Net interest margin remained consistent at 3.93%, YoY. • Originated loan yields increased 28 basis points, YoY. • Cost of deposits increased 19 basis points, YoY. Expanded efficiency initiatives • Strong expense management culture. • Consolidated or sold 22 banking centers, or 21% of our franchise since mid-2015. Fully Diluted EPS ROATA ROATCE $0.79 $0.53 $1.95 $2.55 $0.73 $0.21 2016 2017 2018 2019 Non-Adjusted Adjustments $0.79 (1) 5.04% 3.61% 11.60% 13.07% 4.14% 1.16% 2016 2017 2018 2019 Non-Adjusted Adjustments (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2) Acquired loans not accounted for under 310-30. (1) (1) (1) $1.26 $2.16 $2.55 5.04% 7.75% 12.76% 13.07% 0.57% 0.82% 1.26% 1.42% (1) (1)

Owner Occupied CRE 17% CRE 14% Acquired 310-30 Loans 1% Resi Mortgage 17% Other Consumer 1% C & I 50% Loan Composition ($4.4 Billion) $0.7 $0.9 $1.0 $0.9 $1.2 $1.2 FY13 FY14 FY15 FY16 FY17 FY18 FY19 STRONG LOAN GROWTH 13 Highlights . Portfolio built on a relationship banking strategy, with emphasis on depository and treasury management relationships. .. Driven by organic loan originations; originated and acquired loans grew $339.9 million, or 8.5% in 2019. .. Commercial loan originations totaled $781.7 million for the year. .. Acquired ASC 310-30 loans decreased 23.7% during 2019 to $54 million. ($ in billions) (1) Excludes loans held-for-sale $1.0 Total Loan Originations(1) Total Loans(1) $1,403 $1,883 $2,385 $2,715 $3,058 $4,021 $4,361 $451 $280 $203 $146 $121 $71 $54 4Q13 4Q14 4Q15 4Q16 4Q17 4Q18 4Q19 $3.2 $2.9 $4.1 $2.6 $1.9 $2.2 $4.4 ($ in millions; totals in billions) 310-30 loans Originated and Acquired loans not accounted for under 310-30

C&I and Owner Occupied CRE 68% Non Owner- Occupied CRE 14% Consumer 18% UNIQUELY DIVERSIFIED $4.4 BILLION LOAN PORTFOLIO 14 Concentrations .. Self-imposed concentration limits ensure a granular and diverse loan portfolio and protect against downside risk to any particular industry or real estate sector. .. Individual industry sectors are limited to no more than 15% of total loan commitments, with the majority being 10% or less. .. Non owner-occupied CRE is 92.4% of risk-based capital and no specific property type exceeds 4%. .. New commercial loans originated during 2019: • Average funding of $783 thousand • Weighted average commitment, including unused, of $979 thousand .. Residential loans originated during 2019: • Average funding of $247 thousand • Average FICO of 750 • Average LTV of 74% .. Top 25 client relationships as of December 2019: • Average funded balance of $20 million • Average commitment of $24 million Granular and Well Diversified Loan Portfolio C&I and Owner Occupied CRE , 68% Non Owner Occupied CRE, 14% Government & Municipal, 12% Hotel & Lodging, 4% Financial Services/Lender Financing, 8% Office, 3% Food & Agriculture, 6% Commercial Construction, 2% Restaurant, 5% Multifamily, 1% Equipment Leasing, 5% Land Development, 1% Educational Services, 4% All Other, 3% Transportation & Warehousing, 4% Manufacturing, 4% Consumer, 18% Real Estate Rental & Leasing, 3% Residential Sr. Lien, 15% Retail Trade, 2% Residential Jr. Lien, 2% Materials & Construction Companies, 2% Consumer, 1% Wholesale Trade, 1% Oil & Gas, 1% All Other C&I, 11% (1) Includes acquired 310-30 loans (1)

0.10% 0.12% 0.02% 0.75% 0.26% YE16 YE17 YE18 YE19 Non energy charge-offs Energy charge-offs Acquired loan charge-offs $18 $19 $24 $21 $1 $1 1.07% 0.66% 0.60% 0.49% 0.65% 0.62% 0.59% 0.48% YE16 YE17 YE18 YE19 Non-performing loans excl. energy Non-performing loans excl. energy as a % of total loans excl. energy Non-performing energy loans Non-performing loans as a % of total loans 0.46% 0.47% 0.23% 0.44% 0.06% 0.71% 0.46% 0.60% 0.40% YE16 YE17 YE18 YE19 Acquired non-performing loans and OREO Non-performing energy loans Non-performing loans, excluding energy and acquired Non-performing Asset Composition STRONG CREDIT QUALITY 15 ($ in millions) Non-performing Loans Net Charge-Offs (1) Originated and Acquired Classified Loans $50 $33 $49 $37 $13 $2 $1 $1 1.9% 1.1% 1.2% 0.9% 2.3% 1.1% 1.2% 0.9% YE16 YE17 YE18 YE19 Energy loans Loans excluding energy Loans excl. energy as a % of originated and acquired loans excl. energy % of originated and acquired loans 1.61% 0.99% 0.85% 0.02% 0.66% $13 Strong allowance for loan losses coverage equal to 180% of non-performing loans.  $2 0.85% 0.38% 0.20% (1) As a % of originated and acquired loans 0.04% 0.16% 0.24% 0.02%

Deposit Composition GROWING LOW COST TRANSACTION ACCOUNTS 16 ($ in billions) $12.0 Growing Low Cost Transaction Accounts $12.0 $12.0 Strong Transaction Deposit Growth Low Cost Deposits $2.7 $2.9 $3.5 $3.6 $1.2 $1.1 $1.1 $1.1 2016 2017 2018 2019 Average Transaction Deposits Average Time Deposits 33% 35% 39% 41% 37% 37% 37% 37% 26% 24% 21% 19% 4% 4% 3% 3% $3.9 $4.0 $4.5 $4.7 0% 50% 100% YE16 YE17 YE18 YE19 Demand & NOW Savings & MM CDs < $250k CDs >= $250k Total 72% Non- Time 70% Non- Time 76% Non- Time 78% Non- Time 0.50% 1.50% 2.50% 1.75% 0.19% 0.22% 0.25% 0.37% 0.36% 0.41% 0.45% 0.64% FY16 FY17 FY18 FY19 Fed Funds rate Cost of transaction deposits Cost of deposits .. Average non-interest bearing demand deposits increased $73.5 million, or 6.7%, 4Q19 over 4Q18. .. The mix of non-interest bearing demand deposits to total deposits improved to 25.0% from 23.6% YoY, and the mix of transaction deposits to total deposits improved to 77.7% from 76.2% YoY. .. Cost of transaction deposits was just 34 basis points in 4Q19. Cost of deposits increased 19 basis points YoY.

. FTE net interest income totaled $210.9 million and increased $9.0 million, or 4.4%, YoY. .. The FTE net interest margin remained consistent at 3.93% as the increase in average earning assets and earning asset yields were offset by an increase in the cost of funds. The yield on earning assets increased 21 basis points, led by a 28 basis point increase in the originated loan portfolio yields due to higher new loan yields. The cost of funds increased 33 basis points YoY. SOLID NET INTEREST MARGIN 17 Net Interest Income(1) $149.7 $152.2 $201.9 FY16 FY17 FY18 FY19 ($ in millions) Net Interest Margin(1) 3.49% 3.50% 3.93% 3.93% FY16 FY17 FY18 FY19 Net Interest Income Sensitivity(2) -4.84% 2.98% -3.82% 3.13% -100 bps +100 bps 31-Dec-18 31-Dec-19 Highlights (1) Presented on a fully taxable equivalent basis using the statutory rate of 35% for periods prior to 2018 and 21% for 2018 and after. (2)12-month simulated net interest income impact using management’s projected balance sheet and an immediate parallel shift in the yield curve. $210.9

Non-Interest Expense (NIE) ($ in millions) Non-Interest Income IMPROVING OPERATING LEVERAGE 18 $40 $39 $71 $83 FY16 FY17 FY18 FY19 ($ in millions) 68.63% 68.64% 61.15% 66.97% 65.72% FY17 FY18 YTD19 Non-Adusted Adjusted 2.90% 3.38% 3.10% 2.84% 3.23% FY17 FY18 YTD19 Non-Adjusted Adjusted NIE / Average Assets Efficiency Ratio FTE (1) (1) Represents a non-GAAP financial measure. See Appendix for a reconciliation of these measures. (2)Adjusted for Peoples acquisition-related costs and 4Q 2017 deferred tax asset re-measurement charge. See Appendix for a reconciliation of this non-GAAP measure. (3)Includes $2.7 million and $8.0 million of non-recurring Peoples acquisition costs for FY17 and FY18, respectively. (2) (2) (2) (2) FY19 FY19 $181 $136 $134 $178 $185 $4 $137 $189 $29 $3 FY12 FY16 FY17 FY18 FY19 Non-Interest expense Acquisition costs Problem asset workout Gain on OREO sales, net $3 $3 $8 $4 ($4) $136 $210 ($7) $181 ($4) (3) (3)

Investments by Asset Class(1) (4Q19) CONSERVATIVE INVESTMENT PORTFOLIO 19 72% 25% 2% Collateralized Mortgage Obligations - Fixed Rate Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Floating Rate .. 99.9% of portfolio is U.S. agency backed .. Short duration of 2.6 years .. Other comprehensive income fluctuations minimized by 22% of portfolio in Held-To-Maturity .. Investment principal roll off will be reinvested in like securities in 2020 to maintain composition of overall balance sheet .. Stable yields helped by limited price premium (1) Excludes FHLB/FRB stock. 12/31/2019 12/31/2018 Book Value Available-for-Sale $638 $810 Held-to-Maturity 183 235 Total Book Value $821 $1,045 Available-for-Sale Unrealized Gains / (Losses) —(19) Held-to-Maturity Unrealized Gains / (Losses) 1 (4) Fair Market Value of Portfolio $822 $1,022 Portfolio Yield (spot) 2.33% 2.38% Portfolio Duration 2.6 2.9 Weighted Average Life 2.8 3.1 Portfolio Summary ($ in millions) 1%

20 MANAGEMENT TEAM

EXPERIENCED MANAGEMENT TEAM Whitney Bartelli EVP, Chief Marketing Officer and President, Bank Midwest • 25+ years of financial services experience • Core expertise in branding, marketing and communications; SVP, Retail Brand Strategy at Bank of America; Director, Corporate Partnerships and Brand Management at American Century Investments Christopher Randall EVP, Commercial and Specialty Banking • 25+ years of banking experience • Previously Senior Managing Director, Specialty Banking since 2013 • Director and Founder of CoBiz Structured Finance • Executive of Marquette Financial Companies Patrick Sobers EVP, Business and Consumer Banking and President, Community Banks of Colorado • 30+ years of financial services experience • Several leadership positions at Bank of America, including serving as the Southeast Region’s Consumer Banking Executive; as Customer Service and Solutions Executive; as Premier Banking and Investments Regional Executive for Florida and Georgia (now Merrill Lynch Wealth Management); and as Tampa Market President Ruth Stevenson EVP, Chief Client Executive, Deposit Operations Executive and Regional President • 45+ years of financial services experience • Served in a number of roles with Peoples Bank over an 18-year period • Worked in a variety of roles, including President of a community bank, Director of Retail, Director of a mortgage division and Operations Manager for a mortgage division Brendan Zahl EVP, Residential Banking and Market President • 20+ years of banking experience • Retail, Commercial Deposit and Lending Management at Peoples National Bank; served as Peoples National Bank CEO from 2012-2017 • Progressive leadership growth during 10- year tenure at FirstBank 21 Tim Laney Chairman, President & CEO (37 years in banking) • Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business • Senior management roles in small business, commercial banking, private banking, corporate marketing and change management and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Richard Newfield Chief Risk Management Officer (34 years in banking) • Head of Business Services Credit at Regions Financial • Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Aldis Birkans Chief Financial Officer (20 years in financial industry) • Senior Vice President, Treasurer at NBHC • Vice President, Assistant Treasurer at M&I Bank • Senior Vice President, Corporate and Investment Bank Treasury at Citigroup Zsolt Besskó Chief Administrative Officer & General Counsel (23 years in legal and banking) • Partner with law firm Stinson LLP • Executive Vice President, General Counsel and Secretary at Guaranty Bancorp • Started career at Sullivan & Cromwell LLP

MANAGEMENT & DIRECTORS 22 NBHC MANAGEMENT & DIRECTORS BENEFICIAL OWNERSHIP(1) PERCENT OF CLASS(2) G. Timothy Laney 731,131 2.33% Aldis Birkans 44,214 0.14% Richard U. Newfield, Jr. 204,366 0.65% Zsolt K. Besskó 59,952 0.19% Ralph W. Clermont 76,149 0.24% Robert E. Dean 31,290 0.10% Fred J. Joseph 12,611 0.04% Micho F. Spring 30,882 0.10% Burney S. Warren, III 33,304 0.11% Art Zeile 8,473 0.03% All current NBHC management and directors as a group (10 persons) 1,232,372 3.90% Beneficial Ownership (as of 12/31/19) (1) Includes unvested restricted shares for which the director or officer has voting power and shares issuable upon the exercise of options. Does not include unvested performance stock units. (2) Calculated in accordance with Item 403 of Regulation S-K, and based on 31,176,627 shares of Class A common stock outstanding and entitled to vote and 122,198 shares of unvested restricted stock entitled to vote.

23 CORPORATE GOVERNANCE OVERVIEW

BEST PRACTICES IN GOVERNANCE AND COMPENSATION Corporate Governance  Lead Independent Director with robust role and responsibilities  Majority independent Board  No hedging or pledging of NBHC shares  Annual election of Board members and say-on- pay vote  Fully independent Audit & Risk, Compensation, and Nominating & Governance Committees  Annual Director and Committee evaluation process  Board-adopted Code of Conduct that applies to all directors, officers, and employees  Published Corporate Governance Guidelines Executive Compensation  Provide the majority of compensation in the form of variable, performance-based elements  Ensure a strong link between financial and operational goals, shareholder value creation, and executive compensation  Conduct shareholder engagement on compensation- and governance-related issues, and respond to shareholder feedback as appropriate  Enforce stock ownership guidelines for executives (5x base salary for CEO and 4/2x base salary for other NEOs) and non-employee directors (5x annual Board cash retainer)  Provide for a clawback of incentive compensation in the event of a material restatement of financial or operating results  Impose a double-trigger change-in-control requirement before vesting of outstanding, unvested equity awards is accelerated  Use an independent compensation consultant  Conduct annual risk assessment of compensation program  Annual say-on-pay vote NBHC’s corporate governance policies and executive compensation practices support our business and align with best practices. 24

OVERVIEW OF NBHC'S BOARD OF DIRECTORS

G. Timothy Laney
- President, CEO and Chairman
- Former Senior Executive Vice President and Head of Business Services at Regions Financial
- 24-year tenure at Bank of America, including as a member of Bank of America's Management Operating Committee

Ralph W. Clermont A* C N I
- Lead Independent Director
- Former Managing Partner of KPMG, St. Louis office
- 39 years of banking and audit experience

Robert E. Dean A C N* I
- Former Senior Managing Director of Ernst & Young Corporate Finance
- Practiced corporate, banking and securities law with Gibson, Dunn & Crutcher

Micho F. Spring A C I
- Chair of Global Corporate Practice at Weber Shandwick
- Formerly CEO of Boston Telecommunications Company
- Served four years as Deputy Mayor of Boston

Burney S. Warren A C* I
- Former Vice President and Director of M&A for Branch Banking and Trust Company
- During his tenure at BB&T, Warren successfully completed 50 bank and non-bank acquisitions

Art Zeile A N I
- Current CEO of DHI Group
- Extensive experience in telecommunications, internet, datacenter and security technologies, with a particular focus on cybersecurity
- Began career as an Officer in the U.S. Air Force

Fred J. Joseph A N I
- Financial services regulator for 30 years as the Banking and Securities Commissioner for the State of Colorado
- Member of the Investor Issues Committee for FINRA

C Compensation   N Governance & Nominating   A Audit & Risk

I Independent   * Committee Chair

Appointed within last five years

Robust Lead Director Responsibilities

- ✓ Mr. Clermont presides at all Board meetings where Chairman is not present and all executive sessions of independent Directors
- ✓ Acts as liaison between Chairman and independent Directors
- ✓ Reviews and approves Board meeting agendas and information presented to Board
- ✓ Engages with major shareholders as needed
- ✓ As the independent Lead Director, Mr. Clermont is an ex officio member of all Board committees with full voting rights

National Bank Holdings Corporation

25

4 3 7 6 4 7 3 2 CEO or President of Private or Public Company Other Public Board Experience Financial or Audit Background Banking Industry Marketing or Sales Background Community or Governmental Service Legal or Regulatory Experience IT, Cyber, or Telecom Background NBHC BOARD REPRESENTS A DIVERSE RANGE OF QUALIFICATIONS AND SKILLS 26 Experience or Expertise Number of Directors Experienced leaders capable of overseeing execution and challenging management Critical industry knowledge and involvement in local communities Critical to overseeing management’s execution of strategy

The Board is actively engaged in NBHC’s risk management. 27 BOARD’S ROLE IN OVERSIGHT OF RISK Robust Risk Oversight at Board Level Risk Board Oversight Actions Cybersecurity Evolving nature and complexity of the threats from organized cybercriminals and hackers NBHC Audit and Risk Committee is responsible for oversight of the Company’s operational (including cybersecurity) and reputational risks Employs detection and response mechanisms designed to contain and mitigate security incidents Human Capital/Diversity Stagnant, poorly diversified boards are not only concerning to shareholders, but are also viewed unfavorably by proxy advisers such as ISS and Glass Lewis NBHC Nominating and Governance Committee considers diversity in its assessment of potential nominees to the Board Extend focus on diversity and inclusion to Bank Board which is diverse in experience as well as race and gender Market/Credit Risk NBH’s business is highly susceptible to credit risk and market fluctuations in the value of real estate and other collateral NBHC Audit and Risk Committee is responsible for the oversight of the Company’s market, credit and liquidity risk Implements strict credit concentration limits by industry and real estate type, requires credit decisions to be made independent of bankers and line management, regularly reviews detailed credit reporting, including risk mitigation trends, and oversees credit stress testing twice a year. Adopts and oversees comprehensive liquidity and market risk policies Compensation Misalignment between the compensation program and business strategy can result in substantial risk for the Company and its shareholders NBHC Compensation Committee oversees compensation risk to identify any practices that present unacceptable risk to NBH Conducts annual risk assessment of compensation program

OVERVIEW OF NBH BANK BOARD OF DIRECTORS 28 NBH Bank Board Composition Whitney Bartelli Chief Marketing Officer Richard Newfield Chief Risk Management Officer Zsolt Besskó Chief Administrative Officer Christopher Randall EVP, Head of Commercial & Specialty Banking Aldis Birkans CFO Patrick Sobers EVP, Head of Business & Consumer Banking Ralph Clermont (see Slide 25) Micho Spring (see Slide 25) Fred Joseph (see Slide 25) Ruth Stevenson EVP, Chief Client Executive Tim Laney President, CEO and Chairman (see Slide 25) Brendan Zahl EVP, Head of Residential Banking  Our NBH Bank Board members participate in both the Audit and Risk Committee meetings and Board Meetings for National Bank Holdings Corporation to ensure an added-level of compliance and oversight  Our Bank Board is diverse in experience as well as race and gender In addition to the NBHC Board, there is an added layer of oversight through the Board of Directors of NBH Bank, NBHC’s wholly-owned subsidiary.

NBH’s executive compensation practices align management incentives with long-term shareholder interests. 29 EXECUTIVE COMPENSATION PROGRAM Components of Executive Compensation (2018) 2018 Compensation Breakdown Additional Compensation Features Component Metrics Base Salary (Cash)  Reviewed annually  Rarely increased (CEO salary last increased in 2014) Annual Cash Incentive Award (At-Risk Cash)  2018 Corporate Measures1:  Core Net Income (20%)  Asset Quality (20%)  Loan Growth (15%)  Transaction Deposit Growth (15%)  Enterprise Risk Management (15%)  Qualitative (15%) Long-Term Incentive Award (PSUs, Options & Restricted Stock)  Cumulative EPS  3-year Relative TSR Link to Strategy  Among other things, attract and retain executives capable of driving achievement of the Company’s strategic objectives  Ensure the goals and interests of management are aligned with those of our shareholders, clients, and communities we serve  Balance compensation to reward both short-term results and the strategic decisions and actions necessary to run a sustainable business and create long-term value  Motivate executives to deliver a high level of performance and achieve strategic goals within clear and acceptable risk parameters  Financial metrics and relative targets established are a reflection of what Compensation Committee deems important to align the NEO’s performance with the achievement of the Company’s strategic goals and key long-term financial targets  Evaluate executive compensation and Company performance relative to peers  Stock Ownership Guidelines:  CEO: 5x base salary  NEOs: CFO (4x base salary), CRMO and CAO (2x base salary)  Clawback provisions in place to recover performance-based compensation from NEOs under certain circumstances  Usage of an independent compensation consultant (F.W. Cook)  Frequent outreach to shareholders  Greater emphasis on “at risk” pay since 2014 Compensation Metrics Tied to Long-Term Strategy CEO Other NEOs Long Term Incentive Award 44% Annual Cash Incentive Award 32% Base Salary 24% At Risk At Risk: 76% At Risk: 67% Long-Term Incentive Award 42% Annual Cash Incentive Reward 25% Base Salary 33% 1 Corporate measures apply to compensation of CEO, CFO, CRMO, and CAO; as a bank business line EVP, NEO Zahl’s Annual Cash Incentive Award is based on the following measures: Division Contribution (50%), Core Net Income (10%), Asset Quality (10%), Loan Growth (7.5%), Transaction Deposit Growth (7.5%), Enterprise Risk Management (7.5%), and Qualitative (7.5%).

Community Building  Our Corporate Social Responsibility strategy guides our focus to contribute to education, workforce development and affordable housing in our communities. We offer thought leadership, volunteerism and financial support for each of these causes across the numerous communities we serve.  To name a few, we support Habitat for Humanity, Junior Achievement, Women’s Employment Network, WIN for KC, Breakthrough Kent Denver and the Annual Martin Luther King Day luncheon, benefiting the Greater KC Metropolitan Community College system  The 4th Annual Do More Charity Challenge, founded by NBH in 2015, achieved a $1 million fundraising milestone since the event’s inception, benefiting numerous local charities in the Greater Denver and Greater Kansas City regions Health, Safety & Environment  Partner with Hope House, a nonprofit serving victims of domestic violence in Kansas City with a mission to stop the cycle of domestic violence and protect families - Honored with the Hope House’s 2019 Visionary of the Year award for our dedication and commitment  We give back to first responders to demonstrate our appreciation for keeping our communities safe  Sponsored the St. Jude Dream Home Giveaway in Colorado Springs, which supports St. Jude’s mission to find cures and save children with life-threatening diseases  Continuous focus on our environmental footprint by increasing energy efficiency and minimizing waste  Participated in and sponsored the Making Strides Against Breast Cancer Denver Walk, the Annual Walk to Defeat ALS, Ronald McDonald House Charities of Kansas City, Juvenile Diabetes Research Foundation, Children’s Mercy Hospital and the University of Kansas Hospital Breast Cancer Center  Serve as Presenting Sponsor of the Third Way Center’s event, True Grit, which raised over $500,000 to help disadvantaged, homeless, and mentally ill youth in Colorado  Third Way recognized our Chairman, President and CEO, Tim Laney, as its 2018 Community Award Recipient Diversity and Inclusion  Promote diversity and inclusion as important elements in building and sustaining a successful organization and positive, results-driven culture, including participation in the CEO Action for Diversity & Inclusion  Commitment to diversity and inclusion further evidenced by our Company-wide program developed to foster equality and leadership opportunities for the entire associate base, including events with keynote speakers, panels and Q&A forums  NBH Bank Board diverse in experience and both racial and gender diversity  Our leadership teams play an integral part in championing women in business by hosting networking events, serving on panels that foster understanding and engagement and sponsoring relevant events, such as the ATHENA leadership awards NBH has a long-standing commitment to corporate social responsibility in all of its business activities. 30 CORPORATE SOCIAL RESPONSIBILITY AT NBH

31 APPENDIX

31-Dec-19 31-Dec-18 31-Dec-17 Net income 80.4 $ 61.5 $ 14.6 $ Add: impact of core deposit intangible amortization expense, after tax 0.9 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 81.3 $ 63.1 $ 17.8 $ Average assets 5,837.1 $ 5,607.5 $ 4,705.2 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (116.1) (118.5) (52.9) Average tangible assets (non-GAAP) 5,721.0 $ 5,489.0 $ 4,652.3 $ Average shareholders' equity 737.9 $ 662.4 $ 546.7 $ Less: average goodwill and core deposit intangible, net of deferred tax asset related to goodwill (116.1) $ (118.5) (52.9) Average tangible common equity (non-GAAP) 621.8 $ 543.9 $ 493.8 $ Return on average assets 1.38% 1.10% 0.31% Return on average tangible assets (non-GAAP) 1.42% 1.15% 0.38% Return on average equity 10.89% 9.28% 2.67% Return on average tangible common equity (non-GAAP) 13.07% 11.60% 3.61% Fully Taxable Equivalent Yield on Earning Assets and Net Interest Margin: 31-Dec-19 31-Dec-18 31-Dec-17 Interest income 242.6 $ 221.4 $ 164.4 $ Add: impact of taxable equivalent adjustment 5.1 4.5 5.9 Interest income, fully taxable equivalent (non-GAAP) 247.7 $ 225.9 $ 170.3 $ Net interest income 205.8 $ 197.4 $ 146.3 $ Add: impact of taxable equivalent adjustment 5.1 4.5 5.9 Net interest income, fully taxable equivalent (non-GAAP) 210.9 $ 201.9 $ 152.2 $ Average earning assets 5,368.1 $ 5,131.7 $ 4,353.3 $ Yield on earning assets 4.52% 4.31% 3.78% Yield on earning assets, fully taxable equivalent (non-GAAP) 4.61% 4.40% 3.91% Net interest margin 3.83% 3.85% 3.36% Net interest margin, fully taxable equivalent (non-GAAP) 3.93% 3.93% 3.50% As of and for the years ended As of and for the years ended RECONCILIATION OF NON-GAAP MEASURES 32 ($ in millions, except per share)

31-Dec-19 31-Dec-18 31-Dec-17 Adjustments to net income: Net income 80.4 $ 61.5 $ 14.6 $ Adjustments (1) - 6.3 20.4 Adjusted net income (non-GAAP) 80.4 $ 67.8 $ 35.0 $ Adjustments to earnings per share: Earnings per share - diluted 2.55 $ 1.95 $ 0.53 $ Adjustments (1) - 0.21 0.73 Adjusted earnings per share - diluted (non-GAAP) 2.55 $ 2.16 $ 1.26 $ Adjustments to return on average tangible assets: Adjusted net income (non-GAAP) 80.4 $ 67.8 $ 35.0 $ Add: impact of core deposit intangible amortization expense, after tax 0.9 1.6 3.3 Net income adjusted for impact of core deposit intangible amortization expense, after tax 81.3 69.4 38.3 Average tangible assets (non-GAAP) 5,721.0 5,489.0 4,652.3 Adjusted return on average tangible assets (non-GAAP) 1.42% 1.26% 0.82% Adjustments to return on average tangible common equity: Net income adjusted for impact of core deposit intangible amortization expense, after tax 81.3 $ 69.4 $ 38.3 $ Average tangible common equity (non-GAAP) 621.8 543.9 493.8 Adjusted return on average tangible common equity (non-GAAP) 13.07% 12.76% 7.75% (1) Adjustments: Non-interest expense adjustments: Non-recurring Peoples acquisition-related expenses - $ 8.0 $ 2.7 $ Tax reform bonuses* - - 0.5 Total pre-tax adjustments (non-GAAP) - 8.0 3.2 Collective tax expense impact - (1.6) (1.2) Deferred tax asset re-measurement - - 18.5 Adjustments (non-GAAP) - $ 6.3 $ 20.4 $ As of and for the years ended RECONCILIATION OF NON-GAAP MEASURES (cont’d) 33 *Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017. ($ in millions, except per share)

RECONCILIATION OF NON-GAAP MEASURES
(cont'd)

($ in millions, except per share)

	As of and for the years ended		
	31-Dec-19	31-Dec-18	31-Dec-17
Net interest income	$ 205.8	$ 197.4	$ 146.3
Add: impact of taxable equivalent adjustment	5.1	4.5	5.9
Net interest income, FTE (non-GAAP)	$ 210.9	$ 201.9	$ 152.2
Non-interest income	$ 82.8	$ 70.8	$ 39.2
Non-interest expense	$ 180.7	$ 189.3	$ 136.7
Less: core deposit intangible asset amortization	(1.2)	(2.2)	(5.3)
Non-interest expense, adjusted for core deposit intangible asset amortization	$ 179.6	$ 187.2	$ 131.4
Non-interest expense, adjusted for core deposit intangible asset amortization	$ 179.6	$ 187.2	$ 131.4
Non-recurring Peoples acquisition-related expenses	-	(8.0)	(2.7)
Tax reform bonuses*	-	-	(0.5)
Adjusted non-interest expense (non-GAAP)	$ 179.6	$ 179.2	$ 128.2
Efficiency ratio	62.22%	69.78%	70.80%
Efficiency ratio FTE (non-GAAP)	61.15%	68.64%	68.63%
Adjusted efficiency ratio FTE (non-GAAP)	61.15%	65.72%	66.97%
Non-interest expense	$ 180.7	$ 189.3	$ 136.7
Adjustments (non-GAAP)[1]	-	8.0	3.2
Adjusted non-interest expense (non-GAAP)	180.7	181.3	133.5
Non-interest expense to average assets, adjusted (non-GAAP)	3.10%	3.23%	2.84%

**Represents a special $1,000 bonus payment to 491 associates made in connection with the Tax Cuts and Jobs Act enacted in 2017.*

National Bank Holdings Corporation

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